SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4 World Financial Center, New York, New York 10080

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

1.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-132911) filed by Merrill Lynch & Co., Inc. (the “Company”) with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Bank of New York Mellon (as so amended, the “Indenture”). The Company has issued as part of its Medium-Term Notes, Series C, $1,446,000 aggregate principal amount of Leveraged Buffered Return Notes Linked to the S&P 500® Index due December 3, 2009 under the Indenture. The exhibits consist of the form of Note and an opinion of counsel relating thereto.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(4)	Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s Leveraged Buffered Return Notes Linked to the S&P 500® Index due December 3, 2009.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin LLP relating to the Leveraged Buffered Return Notes Linked to the S&P 500® Index due December 3, 2009 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Notes).

2

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

	By:	/s/ John Thurlow

John Thurlow
Assistant Treasurer

Date: July 31, 2008

3

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON
FORM 8-K DATED JULY 31, 2008

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description

(4)	Instruments defining the rights of security holders, including indentures.

Form of Merrill Lynch & Co., Inc.’s Leveraged Buffered Return Notes Linked to the S&P 500® Index due December 3, 2009.

(5) & (23)	Opinion re: legality; consent of counsel.

Opinion of Sidley Austin LLP relating to the Leveraged Buffered Return Notes Linked to the S&P 500® Index due December 3, 2009 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.’s Registration Statement relating to such Notes).